UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 12, 2005

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

1-12882	88-0242733
(Commission File Number)	(I.R.S. Employer Identification No.)

2950 Industrial Road

Las Vegas, Nevada 89109

(Address of Principal Executive Offices) (Zip Code)

(702) 792-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 12, 2005, at the 2005 Annual Meeting of Stockholders of Boyd Gaming Corporation (the “Company”), the Company’s stockholders approved an amendment and restatement of the Company’s 2002 Stock Incentive Plan (the “Plan”). Stockholders approved an increase in the number of shares of the Company’s common stock available for issuance under the Plan from 7,000,000 to 12,000,000 shares.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.49(1)	Boyd Gaming Corporation’s 2002 Stock Incentive Plan (as amended and restated on May 12, 2005)

(1)	Incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement filed with the Commission on April 12, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOYD GAMING CORPORATION

Date: May 17, 2005	By:	/s/ Ellis Landau
Ellis Landau
Executive Vice President and
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
10.49(1)	Boyd Gaming Corporation’s 2002 Stock Incentive Plan (as amended and restated on May 12, 2005)

(1)	Incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement filed with the Commission on April 12, 2005